Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2012 Fourth Quarter Update Wimberly at Deerwood, Jacksonville, FL

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including without limitation construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; the availability of cash flow from operating activities for distributions, if any; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; our ability to secure resident leases at favorable rental rates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Agenda Economic Overview Noteworthy Events Financial Review Portfolio Updates Questions Regency Center in Houston, TX Becket House, London, UK Courtyard by Marriott at Coconut Beach, Kauai, HI

We maintain our cautious outlook Concerned by slow GDP growth and tepid job growth International Monetary Fund expects European output to shrink in 2013 Followed by slow recovery in 2014 Influences on demand for, and valuations of, opportunistic assets: Economic conditions and outlook State of capital markets Health of banking sector Economic Overview Holstenplatz, Hamburg, Ger.

Noteworthy Items Acquired Wimberly at Deerwood in Jacksonville, Florida Class B multifamily property Contract price $35.6 million Plan $2.5 million of upgrades and improvements Board of directors approved acquisition of 22 Exchange at the University of Akron Class A student housing facility 22,000 s.f. of ground floor retail Contract price $28 million Expect to complete purchase in April Sold Parrot’s Landing multifamily community Contract price $56.3 million Simple annual average return 13% Equity multiple of 1.46 Wimberly at Deerwood, Jackonsville, FL

Behringer Harvard Opportunity REIT II Portfolio


Fully Paid Off
Privatization of Army (PAL) Loan
UGA River Club
1875 Lawrence
Babcock Self Storage
GERMAN OFFICE PORTFOLIO
Holstenplatz
Alte Jakobstrasse
Courtyard Kauai at Coconut Beach
SOUTHEAST U.S. MULTIFAMILY PORTFOLIO
SOLD
Parrot's Landing
SOLD
Palms of Monterrey
Arbors Harbor Town
Lakes at Margate
Wimberly at Deerwood
SOUTHERN CALIFORNIA INDUSTRIAL PORTFOLIO
SOLD
IEDC
Under Contract
Interchange
SOLD
Archibald
SOUTH FLORIDA MEDICAL OFFICE BUILDING PORTFOLIO (9 bldgs.)
Gardens Med. Ctr.
Victor Ferris Bldg.
Palmetto Med. Plaza

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

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© 2013 Behringer Harvard

Significant Full-Cycled Investments Investment Approx. Hold Period (yrs.) Simple Annual Avg. Return Terms Inland Empire Distribution Center 1.1 28% Acquired for $36/sf Sold for $68/sf Archibald Business Center 1.3 18% Acquired for $41/sf Sold for $65/sf Palms of Monterrey 2.3 28% Acquired for $62K/unit Sold for $96K/unit PAL Loan 2.0 10% Prepaid in full Parrot’s Landing 2.1 13% Acquired for $75K/unit Sold for $101K/unit

Financial Review Selected balance sheet items (Dec. 31, 2012) Cash and equivalents: $77.8 million Total assets: $379.1 million Total liabilities: $192.5 million Total notes payable: $183.3 million Capital investment $13.6 million during 2012 Alte Jakobstrasse (AJS), Berlin, Ger.

Portfolio Debt

(Dollars in thousands)

Description	Notes Payable as of December 31, 2012	Notes Payable as of December 31, 2011	Interest Rate	Maturity Date
Interchange Business Center	$ 9,882	$ 19,619	30-day LIBOR + 5% (1)(2)	12/01/13
Holstenplatz	10,375	10,084	3.887%	04/30/15
Courtyard Kauai at Coconut Beach Hotel	38,000	38,000	30-day LIBOR + .95% (1)	11/09/15
Alte Jakobstraße	8,233	-	2.300%	12/30/15
1875 Lawrence	15,500	21,016	30-day LIBOR +5.35% (1)	01/01/16
Florida MOB Portfolio - Palmetto Building	6,077	6,222	4.550%	01/01/16
Florida MOB Portfolio - Victor Farris Building	12,249	12,542	4.550%	01/01/16
Palms of Monterrey	-	19,700	30-day LIBOR + 3.35%	07/01/17
Parrot's Landing	-	29,013	4.230%	10/01/17
Florida MOB Portfolio - Gardens Medical Pavilion	14,385	14,713	4.900%	01/01/18
River Club and the Townhomes at River Club	25,200	25,200	5.260%	05/01/18
Babcock Self Storage	2,225	2,265	5.800%	08/30/18
Arbors Harbor Town	26,000	26,000	3.985%	01/01/19
Lakes of Margate	15,182	15,383	5.49% and 5.92%	01/01/20
Total Notes Payable	$ 183,308	$ 239,757		

(1) 30-day LIBOR was 0.21% at December 31, 2012.

(2) The 30-day LIBOR rate is set at a minimum value of 2.5%.

Total Debt/Total Assets at 12/31/12 was 48.4%
Total Debt/Total Assets less Total Cash at December 31, 2012 was 61.5%

The weighted average interest rate at December 31, 2012 was 4.10%

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

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© 2013 Behringer Harvard

Courtyard by Marriott at Coconut Beach Kauai, Hawaii We believe we have “turned the corner” on operations 2012 key measures improved compared with 2011: Occupancy rate: +24.6 percentage points ADR: +6.9% RevPAR: +63.9% NOI: moved into positive territory Continuing to push rates Courtyard by Marriott at Coconut Beach, Kauai, HI

Lakes of Margate Margate, FL Increased rates for all units In-place rents exceeding competitive set Continuing rehabilitation project Planned renovations should be completed by end of summer Expect to stabilize in mid-90% range after rehab project Lakes of Margate, Margate, FL

Arbors Harbor Town Memphis, TN $2.6 million renovation project essentially complete; on-time and on-budget Occupancy remains strong at 95% NOI is achieving underwriting Effective rents are in-line with competitive set Will continue to push rents Arbors Harbor Town, Memphis, TN

1875 Lawrence Denver, CO New $20.1 million three-year credit facility Implementing $2.5 – $3.0 million improvement program Implementing aggressive marketing campaign to increase occupancy Targeting 2014 for sale 1875 Lawrence, Denver, CO

Florida Medical Office Building Portfolio South Florida In process of changing property management Plan to implement aggressive lease-up and stabilization plan Increase operating cash flow Increase NOI Florida MOB, South Florida

Value Creation Strategy River Club and Townhomes at River Club, Athens, GA New income producing acquisitions using cash and proceeds from asset sales Multifamily opportunities in states with strong economies Student housing opportunities at large universities within 1 to 1½ miles of campus Other value-add real estate investments that have in-place cash flow Selected mezzanine loans that balance attractive returns with acceptable risk Stabilize existing portfolio of assets